SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2004

GLOBAL EPOINT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-21738	33-0423037
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

339 SOUTH CHERYL LANE, CITY OF INDUSTRY, CALIFORNIA	91789
(Address of Principal Executive Offices)	(Zip Code)

(909) 869-1688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A is being filed to amend the Form 8-K filed on May 11, 2004 by Global ePoint, Inc. (the “Company”) to include the financial statements and pro forma financial information referred to in Item 7 below.

On April 26, 2004, the Company acquired certain assets from Insolvency Services Group, Inc. (“ISG”), which had acquired those assets from Greenick, Inc. d/b/a AirWorks, Inc. (“AirWorks”) by the General Assignment dated April 22, 2004. This assignment by Airworks to ISG was part of an assignment for the benefit of creditors of Airworks. The Company, AirWorks and ISG executed several agreements (the “Asset Agreement”) to effect the acquisition of the assets by the Company, the material ones of which were filed as exhibits to the Form 8-K filed on May 11, 2004, and are incorporated by reference.

Pursuant to the assignment from ISG, the Company acquired AirWorks’ flight support business including aircraft electronic and communications assets and operations, including intellectual property, and contracts and purchase orders from major airline operators. The Company negotiated the purchase price and Asset Agreement directly with AirWorks and the assignee for the estate of AirWorks. In consideration for the assets, the Company paid a total of approximately $3.3 million in cash, approximately $2.3 million of which was paid at closing and an addition $1.0 million was paid in June 2004. The $3.3 million payment reflects changes to the purchase price agreed to in the Second Addendum that was signed after the press release. A contingency payment of up to $3 million in cash may also be payable for the assets. In order to receive any contingency payment, certain financial performance benchmarks must be attained. Upon attaining a certain benchmark, a proportional payment will be made until a second benchmark is attained at which point any remaining contingency payments up to $3 million will be made. The contingency payments, if any, are due the later of December 1, 2004, or the date 30 days after the benchmark is first attained. However, no contingency payments will be required if the benchmarks are not attained within one year of the closing date. The contingency payments, if any, may be reduced if certain enumerated items materialize or fail to occur following the closing.

The Company used funds it obtained through loans from related parties to cover the initial $3.3 million in payments required by the Asset Agreement.

AirWorks used the assets acquired by the Company in the manufacture and installation of cockpit door and cabin surveillance systems for airlines, onboard electronic flight manuals, systems for in-flight entertainment, land and satellite-based communications, data transfer, and other electronics, such as avionics racks and trays, and wire and cable harnesses. The Company currently intends to use the assets and intellectual property acquired in this transaction to continue those aspects of AirWorks’ business.

The foregoing description of the Asset Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Agreement attached as Exhibits to the Form 8-K filed on May 11, 2004.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

The financial statements of AirWorks’ Electronic and Installation Division are included herein as Exhibit 99.2

(b) Pro-Forma Financial Information

The pro forma consolidated financial statements are included herein as Exhibit 99.3

(c) Exhibits

Exhibit 2.1	Bill of Sale, dated April 26, 2004, by and among Global ePoint, Inc. and Insolvency Services Group, Inc. (Previously filed as Exhibit 2.1 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

Exhibit 2.2	Asset Agreement, dated April 24, 2004, by and among Global ePoint, Inc. and Greenick, Inc., effective April 15, 2004. (Previously filed as Exhibit 2.2 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

Exhibit 2.3	Addendum to Asset Agreement, dated April 21, 2004, by and among Global ePoint, Inc. and Greenick, Inc. (Previously filed as Exhibit 2.3 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

Exhibit 2.4	Second Addendum to Asset Agreement, dated May 10, 2004, by and among Global ePoint, Inc. and Greenick, Inc. (Previously filed as Exhibit 2.4 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

Exhibit 2.5	Agreement dated April 21, 2004, by and among Global ePoint, Inc. and Greenick, Inc. (Previously filed as Exhibit 2.5 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Press Release dated April 26, 2004, entitled “Global ePoint Concludes Asset Purchase Agreement with AirWorks Inc.” (Previously filed as Exhibit 99.1 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

Exhibit 99.2	Audited statements of assets, liabilities, and divisional capital of the Airworks Electronic and Installation Division as of December 31, 2003 and 2002, and the statements of operations, cash flows and changes in divisional capital for each of the years then ended.

Exhibit 99.3	Unaudited pro forma consolidated balance sheet as of December 31, 2003 and consolidated statement of operations for the year then ended.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

GLOBAL EPOINT, INC.

Date: July 12, 2004	By:	/s/ TORESA LOU
Toresa Lou Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Bill of Sale, dated April 26, 2004, by and among Global ePoint, Inc. and Insolvency Services Group, Inc. (Previously filed as Exhibit 2.1 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

2.2	Asset Agreement, dated April 24, 2004, by and among Global ePoint, Inc. and Greenick, Inc., effective April 15, 2004. (Previously filed as Exhibit 2.2 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

2.3	Addendum to Asset Agreement, dated April 21, 2004, by and among Global ePoint, Inc., and Greenick, Inc. (Previously filed as Exhibit 2.3 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

2.4	Second Addendum to Asset Agreement, dated May 10, 2004, by and among Global ePoint, Inc. and Greenick, Inc. (Previously filed as Exhibit 2.4 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

2.5	Agreement, dated April 21, 2004, by and among Global ePoint, Inc. and Greenick, Inc. (Previously filed as Exhibit 2.5 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Press Release dated April 26, 2004, entitled “Global ePoint Concludes Asset Purchase Agreement with AirWorks Inc.” (Previously filed as Exhibit 99.1 to the Form 8-K filed on May 11, 2004 and incorporated herein by reference.)

99.2	Audited statements of assets, liabilities, and divisional capital of the Airworks Electronic and Installation Division as of December 31, 2003 and 2002, and the statements of operations, cash flows and changes in divisional capital for each of the years then ended.

99.3	Unaudited pro forma consolidated balance sheet as of December 31, 2003 and statement of operations for the year then ended.